Risk management	12 Months Ended
Dec. 31, 2018
Risk management
Risk management

54.   Risk management

a)	Cornerstones of the risk function

The risk management and control model is based on the principles below:

•	Advanced risk management policy, with a forward-looking approach that allows the Group to maintain a medium-low risk profile, through a risk appetite defined by the board.
•	Risk culture that applies to all employees throughout the Group.
•	Clearly defined three lines of defence model that enable us to identify, manage, control, monitor and challenge all risks.
•	Autonomous subsidiaries model with robust governance based on a clear structure that separates the risk management and the risk control functions.
•	Information and data management processes that allow all risks to be identified, assessed, managed and reported at appropriate levels.
•	Risks are managed by the units that generate them.

These principles are aligned with the Group's strategy and business model, taking into account the requirements of regulators and supervisors, as well as the best market practices.

The Board is responsible for approving the general risk control and management policy, including tax risks.

1.Main risks of the group's financial instruments

The main risk categories in which the Group has its most significant current and/or potential exposures, thus facilitating the identification thereof, includes the following:

•

Credit risk: risk of financial loss arising from the default or credit quality deterioration of a customer or other third party, to which the Santander Group has either directly provided credit or for which it has assumed a contractual obligation.

•	Market risk: risk incurred as a result of changes in market factors that affect the value of positions in the trading book.
•	Trading risk
•	Structural risk.
•	Liquidity risk: risk of the Group does not have the liquid financial assets necessary to meet its obligations at maturity, or can only obtain them at a high cost.
•	Capital risk: risk of Santander Group not having an adequate amount or quality of capital to meet its internal business objectives, regulatory requirements or market expectations.

In addition, the Group considers the following risks:

•	Operational risk: is defined as the risk of loss due to the inadequacy or failure of internal processes, people and systems, or due to external events. This definition includes legal risk.
•	Compliance risk and conduct: is that which arises from practices, processes or behaviours that are not adequate or that do not comply with internal regulations, legality or supervisory requirements.
•

Reputational risk: is defined as the risk of a current or potential negative economic impact due to a reduction in the perception of the Group by employees, customers, shareholders/investors and society in general.

•	Model risk: is the risk of loss arising from inaccurate predictions that may lead the Group to make sub-optimal decisions, or from the inappropriate use of a model.
•

Strategic risk: the risk of loss or damage arising from strategic decisions or their poor implementation, which affect the long-term interests of our main stakeholders, or of an inability to adapt to the changing environment.

2.Risk governance

The Group has a strong governance framework, which pursues the effective control of the risk profile, within the risk appetite defined by the board.

This governance framework is underpinned by the distribution of roles among the three lines of defence, a robust structure of committees and a strong relationship between the Group and its subsidiaries.

2.1Lines of defence

At Banco Santander, we follow a three lines of defence control model:

•

The first line of defence is all business functions and business support functions that originate risks and have primary responsibility in the management of those risks. The role of these functions is to establish a management structure for the risks generated as part of their activity ensuring that these remain within approved risk limits.

•

The second line of defence is risk Control and Compliance and Conduct function. The role of these functions is to provide independent oversight and challenge to the risk management activities of the first line of defence.

•

The third line of defence: Internal Audit function. This function controls and regularly checks that the policies, and procedures are adequate and effectively implemented in the management and control of all risks.

The risk control, compliance and conduct, and internal audit functions are separated and have direct access to the board of directors and/or its committees.

2.2Risk committee structure

Ultimately, the board of directors is responsible for risk management and control and, in particular, for approving and periodically reviewing the Group's risk culture and risk appetite framework.

Except for specific topics detailed in its bylaws, the board has the capacity to delegate its faculties to other committees. This is the case of the risk supervision, regulation and compliance committee and the Group’s Executive committee, which has specific risk related responsibilities.

The Group Chief Risk Officer (Group CRO) leads the risk function within the Group, advises and challenges the executive line and reports independently to the risk supervision, regulation and compliance committee and to the board.

Other bodies that form the highest level of risk governance, with authorities delegated by the board of directors, are the executive risk committee and the risk control committee, detailed below:

Risk control committee (CCR):

To control and ensure that risks are managed in accordance with the risk appetite approved by the board, providing a comprehensive overview of all risks. This includes identifying and monitoring both current and potential risks, and evaluating their potential impact on the Group’s risk profile.

This committee is chaired by the Group Chief Risk Officer (Group CRO).

Additionally, each risk factor has its own fora, committees and meetings to manage the risks under their control. Among others, they have the following responsibilities:

-Advice the CRO and the risk control committee that risks are managed in line with the Group’s risk appetite.

-Carrying out complete and regular monitoring of each risk factor.

-Oversee the measures adopted to comply with the expectations of the supervisors and internal and external auditors.

Executive risk committee (ERC):

This committee is responsible for managing all risks, within the powers delegated by the board. The committee makes decisions on risks assumed at the highest level, ensuring that they are within the established risk appetite limits for the Group.

This committee is chaired by the Chief executive officer and it is composed with nominated executive directors and other Group´s senior management. The Risk, Finance and Compliance and Conduct functions, among others, are represented. The Group CRO has a veto right on the committee’s decisions.

2.3The Group’s relationship with subsidiaries regarding risk management

Alignment of units with the Group

In all the subsidiaries, the management and control model follows the frameworks established by the Group’s board of directors. The local units adhere to them by their respective boards. The Group reviews and validates any local adaptations as needed. Corporate centre participates in the relevant decision-making through their validation.

Subsidiary committee structures

The "Group-subsidiary governance model and good governance practices for subsidiaries" recommends that each subsidiary should have Risk committees and other executive committees, consistent with those already in place in the Group.

The subsidiary governance bodies are structured taking into consideration local requirements, both regulatory and legal, as well as their specific dimension and complexity, in a manner that is consistent with those of the parent company, as established in the internal governance framework.

3.Management processes and tools

3.1Risk appetite and structure of limits

The Group defines the risk appetite as the amount and type of risks that are considered prudent to assume for implementing our business strategy in the event of unexpected circumstances. Severe scenarios that could have a negative impact on the levels of capital, liquidity, profitability and/or the share price are taken into account.

The risk appetite is set by the board for the whole Group. Every main business unit sets its own risk appetite according to the adaptation of the Group methodology and its own circumstances. The boards of the subsidiaries are responsible for approving their respective risk appetite proposals once they have been reviewed and validated by the Group.

The Group shares a common risk appetite model. It sets out the requirements for processes, metrics, governance bodies, controls and standards for implementation across the Group, cascading down management policies and limits to lower levels.

Corporate risk appetite principles

The following principles govern the Santander Group’s risk appetite in all its units:

•	Responsibility of the board and of senior management.
•

Holistic risk view (Enterprise Wide Risk), risk profile backtesting and challenge. The risk appetite must consider all significant risks and facilitate an aggregate view of the risk profile through the use of quantitative metrics and qualitative indicators.

•	Forward-looking view. The risk appetite must consider the desirable risk profile for the short and medium term, taking into account both the most plausible circumstances and adverse/stress scenarios.
•

Embedding and alignment with strategic and business plans. The risk appetite is an integral part of the strategic and business planning, and is embedded in the daily management through the transfer of the aggregated limits to those set at portfolio level, unit or business line, as well as through the key risk appetite processes.

•	Coherence across the various units and a common risk language throughout the Group. The risk appetite of each unit of the Group must be coherent with that across the Group.
•

Periodic review, backtesting and adoption of best practices and regulatory requirements. Monitoring and control mechanisms are established to ensure the risk profile is maintained, and the necessary corrective and mitigating actions are taken in the event of non-compliance.

Limits, monitoring and control structure

The risk appetite is formulated annually and includes a series of metrics and limits to establish in quantitative and qualitative terms the maximum risk exposure that every unit and the Group as a whole is willing to assume.

Compliance with risk appetite limits is regularly monitored. Specialised control functions report the risk profile adequacy to the board and its committees, on quarterly basis.

Limit breaches and non-compliance with the risk appetite are reported to the relevant governance bodies. An analysis of the causes, an estimation of the duration of the breach and corrective actions proposals are also submitted.

Linkage between the risk appetite limits and those of the business units and portfolios is a key element for making the risk appetite an effective risk management tool.

Pillars of the risk appetite

The risk appetite is expressed via limits on quantitative metrics and qualitative indicators that measure the exposure or risk profile by type of risk, portfolio and, segment and business line, under both current and stressed conditions. These metrics and risk appetite limits are articulated in five axes that define the positioning that Santander wants to adopt or maintain in the deployment of its business model, described as follows:

•	The volatility in the income statement that the Group is willing to accept.
•	The solvency position that the Group wants to maintain.
•	The minimum liquidity position that the Group wants to have.
•	The maximum levels of concentration that the Group considers reasonable to admit.
•	Non-financial transversal risks.

3.2. Risk identification and assessment (RIA)

The Group carries out the identification and assessment of the different risks that is exposed to, involving the different lines of defence, establishing management standards that not only meet regulatory requirements but also reflect best practices in the market, and reinforce our risk culture.

In 2018, the approach centred on three main areas: standards control environment review, perimeter completeness by integrating new units, together with the risk performance indicators review and their alignment with the risk appetite.

In addition the RIA exercise analyses the evolution of risks and identifies areas of improvement:

•	Risk performance, enabling the understanding of residual risk by risk type through a set of metrics and indicators calibrated using international standards.
•	Control environment assessment, measuring the degree of implementation of the target operating model, as part of our advanced risk management.
•

Forward-looking analysis, based on stress metrics and identification and/or assessment of the main threats to the strategic plan (Top risks), enabling specific action plans to be put in place to mitigate potential impacts and monitoring these plans.

Based on the periodic RIA exercise, the Group’s risk profile as of December 2018 remains as solid medium-low.

3.3. Scenario analysis

We analyse the impact triggered by different scenarios in the environment, in which the Group operates. These scenarios are expressed both in terms of macroeconomic variables, as well as other variables that may impact our risk profile.

Scenario analysis is a robust and useful tool for management at all levels. It enables the Group to assess its resilience in stressed environments or scenarios, and identifies measures to reduce exposure under these scenarios. The objective is to reinforce the stability of income, capital and liquidity.

The robustness and consistency of the scenario analysis exercises are based on the following pillars:

•

Development and integration of models that estimate the future performance of metrics (for example, credit losses), based on both historic information (internal to the Group and external from the market), and simulation models.

•	Inclusion of expert judgement and portfolio manager’s know-how.
•	Challenge and backtesting of model results to ensure they are adequate.
•	Robust governance of the whole process, covering models, scenarios, assumptions and rationale for the results, and their impact on management.

Scenario analysis forms an integral part of several key processes of the Group:

•	Regulatory uses: stress test scenarios using the guidelines set by the European regulator or by each local supervisor.
•

Internal capital adequacy assessment (ICAAP) or liquidity assessment (ILAAP) in which, while the regulators can impose certain requirements, the Group develops its own methodology to assess its capital and liquidity levels under different stress scenarios to support planning and adequately managing the Group’s capital and liquidity.

•

Risk appetite. Contains stressed metrics on which maximum levels of losses (minimum liquidity levels) are established that the Group does not want to exceed. These exercises are related to those for capital and liquidity, although they have different frequencies and present different granularity levels.

•	Recurrent risk management in different processes/exercises:
o

Budgetary and strategic planning process, in the development of business policies for risk approval, in the global risk analysis made by senior management and in specific analysis regarding the profile of activities or portfolios.

o

Identification of Top risks on the basis of, a systematic process to identify and assess all the risks which the Group is exposed to. The Top risks are selected and a macroeconomic or idiosyncratic scenario is associated with each one, to assess their impact on the Group.

o

Recovery plan annually to establish the available tools the Group will have, to survive in the event of an extremely severe financial crisis. The plan sets out a series of financial and macroeconomic stress scenarios, with differing degrees of severity, that include idiosyncratic and/or systemic events.

o	IFRS9 from January 1, 2018, the processes, models and scenario analysis methodology are included in the new regulatory provision requirements.

3.4.Risk Reporting Framework (RRF)

Our reporting model has strengthened by consolidating the overall view of all risks, based on complete, precise and recurring information that allows the Group’s senior management to assess the risk profile and decide accordingly.

The risk reporting taxonomy, contains three types of reports received by senior management on a monthly basis: the Group risk report, the risk reports of each unit, and the reports of each of the risk factors identified in the Group’s risk map.

b)  Credit risk

1.    Introduction to the credit risk treatment

Credit risk is the risk of financial loss arising from the default or credit quality deterioration of a customer or other third party, to which the Group has either directly provided credit or for which it has assumed a contractual obligation.

There are different limit models depending on the segment:

•

Large corporate groups: we use a pre-classification model based on a system for measuring and monitoring economic capital. The result is the level of risk that the Group is willing to assume with a customer/group, in terms of Capital at Risk, nominal CAP, and maximum periods according to the type of transaction (in the case of financial entities, limits are managed through Credit Equivalent Risk (CER). It includes the actual and expected risk with a customer based on its usual operations, always within the limits defined in the risk appetite and established credit policies.

•

Corporates and institutions that meet certain requirements (deep knowledge, rating, etc.): we use a more simplified pre-classification model through an internal limit that establishes a reference of the level of risk to be assumed with the customer. The criteria will include, among others, repayment capacity, debt in the system and the banking pool distribution.

In both cases, transactions over certain thresholds or with specific characteristics might require the approval of an analyst or committee.

•

For individual customers and SMEs with low turnover, large volumes of credit transactions can be managed more easily with the use of automatic decision models for classifying the customer/ transaction binomial.

In specific situations where a series of requirements are met, pre-approved transactions are granted to customers or potential customers (campaigns).

2.    Main aggregates and variations

Following are the main aggregates relating to credit risk arising on customer business:

Main credit risk aggregates arising on customer business

(Management information data)

	Credit risk with customers (*)
	(million of euros)			Non-performing loans			NPL ratio (%)
	2018	2017	2016	2018	2017	2016	2018	2017	2016
Europe	688,810	671,776	586,706	25,287	27,964	23,216	3.67	4.16	3.96
Spain	227,401	237,327	162,431	16,651	18,270	13,281	7.32	7.70	8.18
UK	252,914	242,993	251,654	2,739	3,210	3,497	1.08	1.32	1.39
Santander Consumer Finance	97,922	92,589	88,061	2,244	2,319	2,357	2.29	2.50	2.68
Portugal	38,340	39,394	30,540	2,279	2,959	2,691	5.94	7.51	8.81
Poland	30,783	24,391	21,902	1,317	1,114	1,187	4.28	4.57	5.42
North America	125,916	106,129	121,391	3,510	2,935	2,907	2.79	2.77	2.39
US	92,152	77,190	91,709	2,688	2,156	2,088	2.92	2.79	2.28
Santander Bank, National Association	51,049	44,237	54,040	450	536	717	0.88	1.21	1.33
Santander Consumer USA	26,424	24,079	28,590	2,043	1,410	1,097	7.73	5.86	3.84
Mexico	33,764	28,939	29,682	822	779	819	2.43	2.69	2.76
South América	138,134	138,577	143,468	6,639	6,685	7,514	4.81	4.82	5.24
Brazil	84,212	83,076	89,572	4,418	4,391	5,286	5.25	5.29	5.90
Chile	41,268	40,406	40,864	1,925	2,004	2,064	4.66	4.96	5.05
Argentina	5,631	8,085	7,318	179	202	109	3.17	2.50	1.49
Group Total	958,153	920,968	855,510	35,692	37,596	33,643	4.08	4.08	3.93

(*)    Includes gross lending to customers, guarantees and documentary credits.

Risk is diversified among the main regions where the Group operates: Europe (72%), South America (14%) and North America  (13%), with an adequate balance between mature and emerging markets.

The evolution up to December 2018, credit risk with customers increased by 4% vs. 2017, considering the same perimeter, mainly due to the United States, United Kingdom, and Mexico. Growth in local currency was generalised across all units with the exception of Spain and Portugal.

These levels of lending, together with lower non-performing loans (NPLs) of EUR 35,692 million (-5.1% vs. 2017) reduced the Group’s NPL ratio to 3.73%  (-35 bp against 2017).

In order to cover potential losses arising from these NPLs, in accordance with the new provision calculation in accordance with IFRS9, the Group recorded allowances for loan loss of EUR 8,873 million (-2.6% vs. December 2017), after deducting post write-off recoveries. This decrease is materialised in a reduction of the cost of credit to 1.00%  (7 bp less than the previous year).

Information on the estimation of impairment losses

The Group estimates the impairment losses by calculating the expected loss at 12 months or for the entire life of the transaction, based on the stage in which each financial asset is classified in accordance with IFRS9.

Then, considering the most relevant units of the group (United Kingdom, Spain, United States, Brazil, as well as Chile, Mexico, Portugal, Poland, Argentina and the Group Santander Consumer Finance) representing about 95% of the total of the Group's provisions, the detail of the exhibition and the impairment losses associated with each of the stages as of December 31, 2018 is shown. In addition, depending on the current credit quality of the transactions, the exposure is divided into three grades (investment, speculation and default):

Exposure and impairment losses by stage
(Million of euros)
Credit Quality (*)	Stage 1	Stage 2	Stage 3	Total
Investment grade	685,507	7,176	—	692,683
Speculation grade	222,495	47,439	—	269,935
Default	—	—	30,795	30,795
Total Risk (**)	908,002	54,616	30,795	993,412
Impairment losses	3,823	4,644	12,504	20,970

(*)    Detail of credit quality ratings calculated for Group management purposes.

(**)  Amortised cost assets + Loans and advances + loan commitments granted.

The other units up to the total Group amounts contributed EUR 151,906,  700 and 1,743 million of exposure, and impairment losses of EUR 152,  163 and 1,145 million, in stage 1, stage 2 and stage 3, respectively.

The rest of the balance, considering the financial instruments not included before, amounts to EUR 242,867 million, mostly classified in stage 1.

In addition, at December 31, 2018, the Group had EUR 757 million (January 1, 2018: EUR 803 million) of purchased credit-impaired assets, which relate mainly to the business combinations carried out by the Group.

The Group monitors the evolution of credit risk provisions, in collaboration with the main geographies, by carrying out sensitivity analyses considering variations in the scenarios macroeconomic variables and their main variables (such as interest rate, house price growth, unemployment rate or GDP growth) that have an impact on the distribution of financial assets in the different stages and the calculation of credit risk provisions.

Additionally, based on similar macroeconomic scenarios, the Group also performs stress tests and sensitivity analysis in a current basis, such as ICAAP, strategic plans, budgets and recovery and resolution plans. In this sense, a prospective view of the sensitivity of each of the Group’s loan portfolio is created in relation to the possible deviation from base scenario, considering both the macroeconomic developments in different scenarios and the three year evolution of the business. These tests include potentially adverse and favourable scenarios.

The classification of transactions into the different stages of IFRS9 is carried out in accordance with the provisions of the risk management policies of the different Group´s units, which are consistent with the risk management policies prepared by Santander Group. In order to determine the classification in stage 2, the Group assesses whether there has been a significant increase in credit risk (SICR) since the initial recognition of transactions, considering a series of common principles throughout the Group that guarantee that all financial instruments are subject to this assessment, which considers the particularities of each portfolio and type of product on the basis of various quantitative and qualitative indicators. Furthermore, transactions are subject to the expert judgment of analysts, which is implemented in accordance with approved governance.

3.Detail of the main geographical areas

Following is the risk information related to the most relevant geographies in exposure and credit risk allowances.

In addition, for the Santander Corporate & Investment Banking perimeter, transactions and balances are included in each geography.

3.1. United Kingdom

Credit risk with customers in the UK amounted to EUR 252,914 million as of December 2018, which means an increase of 4% compared to year end 2017 (and 5% in local currency), and representing 26% of the Group's total loan portfolio.

Mortgage portfolio

This portfolio at the end of December amounted to EUR 176,581 million . It consists of residential mortgages granted to new and existing customers, and all are first mortgages. There are no transactions that entail second or successive liens on mortgaged properties.

All properties are valued independently before each new transaction is approved, in accordance with the Group’s risk management principles.

The value of the property used as collateral for mortgages that have already been granted is updated quarterly by an independent agency, using an automatic valuation system in accordance with market practices and applicable legislation.

Information on the estimation of impairment losses

Following is the detail of the Santander UK exposure and impairment losses associated with each of the stages at December 31, 2018. In addition, depending on the current credit quality of the operations, the exposure is divided into three grades (investment, speculation and default):

Exposure and impairment losses by stage
(Million of euros)
Credit Quality(*)	Stage 1	Stage 2	Stage 3	Total
Investment grade	225,929	1,900	—	227,829
Speculation grade	34,655	11,514	—	46,169
Default	—	—	2,795	2,795
Total Exposure (**)	260,584	13,415	2,795	276,793
Impairment losses	224	335	335	894

(*)    Detail of credit quality ratings calculated for Group management purposes.

(**) Amortised cost assets + Loans and advances + loan commitments granted.

For the estimation of expected losses, prospective information is taken into account. Specifically, Santander UK considers five prospective macroeconomic scenarios, which are updated periodically over a 5-year time horizon. The evolution projected for the next five years of the main macroeconomic indicators used by Santander UK to estimate expected losses is presented below:

	Pessimistic	Pessimistic	Base	Optimistic	Optimistic
Magnitudes	scenario 2	scenario 1	scenario	scenario 1	scenario 2
Interest rate	2.30%	2.50%	1.50%	1.30%	1.00%
Unemployment rate	8.60%	6.90%	4.30%	3.80%	2.80%
Housing price change	(9.50)%	(2.00)%	2.00%	2.30%	3.40%
GDP growth	0.30%	0.70%	1.60%	2.10%	2.50%

Each of the macroeconomic scenarios is associated with a given probability of occurrence. In terms of allocation, Santander UK associates the highest weighting with the Base Scenario, while it associates the lowest weightings with the most extreme or acid scenarios. In addition, at December 31, 2018, the weights used by Santander UK reflect the future prospects of the British economy in relation to its current political and economic position so that higher weights are assigned for negative scenarios:

Pessimistic scenario 2	10%
Pessimistic scenario 1	30%
Base scenario	40%
Optimistic scenario 1	15%
Optimistic scenario 2	5%

In relation to the determination of classification in Stage 2, the quantitative criteria applied by Santander UK is based on identifying whether any increase in PD for the expected life of the transaction is greater than both an absolute and a relative threshold. The relative threshold established is common to all portfolios and a transaction is considered to exceed this threshold when the PD for the entire life of the transaction doubles with respect to the PD at the time of initial recognition. The absolute threshold, on the other hand, is different for each portfolio depending on the characteristics of the transactions.

In addition, for each portfolio, a series of specific qualitative criteria is defined to indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the time of initial recognition. Santander UK, among other criteria, considers that an operation presents a significant increase in risk when it presents irregular positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.

3.2. Spain

Portfolio overview

Total credit risk (including guarantees and documentary credits) at Santander Spain (including the real estate unit, which is discussed subsequently in more detail) amounted to EUR 227,401 million (24% of the Group’s total), with an adequate level of diversification by both product and customer segment.

The NPL ratio for the total portfolio was 7.32%, 38 bp less than in 2017. This improvement was mainly due to an improved performance of the credit portfolio, the cure of several restructured loans and the sale of loan portfolios.

The coverage rate stood at 44%.

Information on the estimation of impairment losses

Following is the detail of the Santander Spain exposure and impairment losses associated with each of the stages at December 31, 2018. In addition, depending on the current credit quality of the operations, the exposure is divided into three grades (Investment, speculation and default):

Exposure and impairment losses per stage
(Million of euros)
Credit Quality(*)	Stage 1	Stage 2	Stage 3	Total
Investment grade	171,266	289	—	171,555
Speculation grade	25,108	12,603	—	37,711
Default	—	—	14,941	14,941
Total Exposure (**)	196,374	12,892	14,941	224,207
Impairment losses	366	768	5,565	6,699

(*)   Detail of credit quality calculated for the purposes of Grupo Santander’s management

(**) Amortised cost assets + Loans and advances + loan commitments granted.

The remaining legal entities to reach the entire portfolio in Spain (including real estate activity and others) contribute another EUR 125,544, EUR 66 and EUR 1,657 million of exposure, and impairment losses in the amount of EUR 132, EUR 48 and EUR 957 million, in stage 1, stage 2 and stage 3, respectively.

For the estimation of the expected losses, the prospective information is taken into account. Specifically, Santander Spain considers three prospective macroeconomic scenarios, which are updated periodically, during a time horizon of 5 years. The projected evolution for the next five years of the main macroeconomic indicators used by Santander Spain for estimating expected losses is presented below:

	2019-2023
	Pessimistic	Base	Optimistic
Magnitudes	scenario	scenario	scenario
Interest rate	0.30%	0.70%	1.20%
Unemployment rate	15.30%	12.30%	10.80%
Housing price change	0.50%	2.20%	3.80%
GDP growth	1.10%	1.80%	2.60%

Each one of the macroeconomic scenarios is associated with a given probability of occurrence. As for its allocation, Santander Spain associates the Base scenario with the highest weight, while associating the lower weights to the most extreme scenarios:

Pessimistic scenario	30%
Base scenario	40%
Optimistic scenario	30%

In relation to the determination of the classification in stage 2, the quantitative criteria applied by Santander Spain are based on identifying whether any increase in PD for the entire expected life of the operation is greater than an absolute threshold. The threshold established for each portfolio is different depending on the characteristics of the transactions, and a transaction is considered to exceed this threshold when the PD for the entire life of the transaction increases by up to a quarter with respect to the PD it had at the time of initial recognition.

In addition, for each portfolio, a series of specific qualitative criteria are defined that indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the time of initial recognition. Santander Spain, among other criteria, considers that an operation presents a significant increase in risk when it presents positions past due for more than 30 days. These criteria depend on the risk management practices of each portfolio.

Portfolio of home purchase loans to families

Residential mortgages in Spain, including Santander Consumer Finance business, amounted to EUR 63,290 million, representing 25% of total credit risk. 99.14% of which have a mortgage guarantee.

	12/31/2018
	Gross	Of which:
In million of euros	amount	non - performing

Home purchase loans to families	63,290	2,493
Without mortgage guarantee	545	54
With mortgage guarantee	62,745	2,439

The portfolio of mortgages granted to acquire homes in Spain have characteristics that maintain its medium-low risk profile which limits the expectations of a potential additional deterioration:

•	Principal is repaid on all mortgages from the start.
•	Early repayment is common so the average life of the transaction is well below that of the contract.
•	High quality of collateral concentrated almost exclusively in financing the first home.
•	Average affordability rate stood at 28%.
•	83% of the portfolio has a LTV below 80%, calculated as total risk/latest available house appraisal.

Breakdown of the credit with mortgage guarantee to households for house acquisition, according to the percentage that the total risk represents on the amount of the latest available valuation (loan to value).

	12/31/18
	Loan to value ratio
		More than	More than	More than
		40% and	60% and	80% and
	Less than or	less than	less than	less than or	More than
In million of euros	equal to 40%	60%	80%	equal to 100%	100%	Total
Gross amount	15,393	18,448	18,484	6,408	4,012	62,745
Of which: watchlist /non-performing	239	366	584	479	771	2,439

Credit policies limit the maximum loan to value to 80% for first residence mortgages and 79.77% in the case of second home mortgages.

Companies portfolio

Credit risk assumed directly with SMEs and Corporates (EUR 145,134 million) is the main lending segment in Spain, including Santander Consumer Finance business (61% of the total).

Most of the portfolio (90%) corresponds to customers who have been assigned an analyst to monitor them continuously throughout the risk cycle.

The portfolio is broadly diversified without significant concentrations by activity sector.

Real estate activity

The real estate activity in Spain includes the loans from clients with activity mainly in real estate development, and who have a specialised management model, holdings in real estate companies and foreclosed assets.

In recent years the Group's strategy has been geared towards reducing these assets. The changes in gross property development loans to customers were as follows:

	Million of euros
	12/31/18	12/31/17	12/31/16
Balance at beginning of year	6,472	5,515	7,388
Foreclosed assets	(100)	(27)	(28)
Banco Popular (perimeter)	—	2,934	—
Reductions (*)	(1,267)	(1,620)	(1,415)
Written-off assets	(293)	(330)	(430)
Balance at end of year	4,812	6,472	5,515

(*)    Includes portfolio sales, cash recoveries and third-party subrogations and new production.

The NPL ratio of this portfolio ended the year at 27.58% (compared with 29.96% at December 2017) due to the decrease of non-performing assets in the troubled loan portfolio and, in particular, to the sharp reduction in lending in this segment. The table below shows the distribution of the portfolio. The coverage ratio of the real estate doubtful exposure in Spain stands at 35.27%.

	12/31/18
		Excess over
		collateral	Specific
Million of euros	Gross amount	value	allowance
Financing for construction and property development recognised by the Group's credit institutions (including land) (business in Spain)	4,812	834	532
Of which: watchlist/ non-performing	1,327	393	468
Memorandum items: Written-off assets	3,675	—	—

12/31/18
Memorandum items: data from the public consolidated balance sheet	Carrying
Million of euros	amount
Total loans and advances to customers excluding the Public sector (business in Spain)	223,921
Total consolidated assets (Total business) (Book value)	1,459,271
Impairment losses and credit risk allowances. Coverage for unimpaired assets (business in Spain)	1,244

At year-end, the concentration of this portfolio was as follows:

Loans: gross
amount
Million of euros	12/31/18
1. Without mortgage guarantee	379
2. With mortgage guarantee	4,433
2.1 Completed buildings	2,691
2.1.1 Residential	1,328
2.1.2 Other	1,363
2.2 Buildings and other constructions under construction	1,071
2.2.1 Residential	609
2.2.2 Other	462
2.3 Land	671
2.3.1 Developed consolidated land	480
2.3.2 Other land	191
Total	4,812

Policies and strategies in place for the management of these risks

The policies in force for the management of this portfolio, which are reviewed and approved on a regular basis by the Group’s senior management, are currently geared towards reducing and securing the outstanding exposure, albeit without neglecting any viable new business that may be identified.

In order to manage this credit exposure, the Group has specialised teams that not only form part of the risk areas but also supplement the management of this exposure and cover the entire life cycle of these transactions: commercial management, legal procedures and potential recovery management.

As has already been disclosed in this section, the Group’s anticipatory management of these risks enabled it to significantly reduce its exposure, and it has a granular, geographically diversified portfolio in which the financing of second residences accounts for a very small proportion of the total.

Mortgage lending on non-urban land represents a low percentage of mortgage exposure to land, while the remainder relates to land already classified as urban or approved for development.

The significant reduction of exposure in the case of residential financing projects in which the construction work has already been completed was based on various actions. As well as the specialised marketing channels already in existence, campaigns were carried out with the support of specific teams of managers for this function who, in the case of the Santander network, were directly supervised by the recoveries business area. These campaigns, which involved the direct management of the projects with property developers and purchasers, reducing sale prices and adapting the lending conditions to the buyers’ needs, enabled loans already in force to be subrogated. These subrogations enable the Group to diversify its risk in a business segment that displays a clearly lower non-performing loans ratio.

In the case of construction-phase projects that are experiencing difficulties of any kind, the policy adopted is to ensure completion of the construction work so as to obtain completed buildings that can be sold in the market. To achieve this aim, the projects are analysed on a case-by-case basis in order to adopt the most effective series of measures for each case (structured payments to suppliers to ensure completion of the work, specific schedules for drawing down amounts, etc.).

The loan approval processes are managed by specialist teams which, working in direct coordination with the sales teams, have a set of clearly defined policies and criteria:

•	Property developers with a robust solvency profile and a proven track record in the market.
•	Medium-high level projects, conducting to contracted demand and significant cities.
•	Strict criteria regarding the specific parameters of the transactions: exclusive financing for the construction cost, high percentages of accredited sales, principal residence financing, etc.
•	Support of financing of government-subsidised housing, with accredited sales percentages.
•	Restricted financing of land purchases dealt with exceptional nature.

In addition to the permanent control performed by its risk monitoring teams, the Group has a specialist technical unit that monitors and controls this portfolio with regard to the stage of completion of construction work, planning compliance and sales control, and validates and controls progress billing payments. The Group has created a set of specific tools for this function. All mortgage distributions, amounts drawn down of any kind, changes made to the grace periods, etc. are authorised on a centralised basis.

Foreclosed properties

At December 31, 2018, the net balance of these assets amounted to EUR 5,226 million (gross amount: EUR 10,333 million; recognised allowance: EUR 5,107 million, of which EUR 3,142 million related to impairment after the foreclosure date).

The following table shows the detail of the assets foreclosed by the businesses in Spain at the end of 2018:

	12/31/18
			Of which:
			impairment
	Gross		losses on assets
	carrying	Valuation	since time of	Carrying
Million of euros	amount	adjustments	foreclosure	amount
Property assets arising from financing provided to construction and property development companies	7,909	4,133	2,733	3,776
Of which:
Completed buildings	3,194	1,202	706	1,992
Residential	1,247	451	211	796
Other	1,947	751	495	1,196
Buildings under construction	299	131	81	168
Residential	287	128	81	159
Other	12	3	—	9
Land	4,416	2,800	1,946	1,616
Developed land	1,616	997	597	619
Other land	2,800	1,803	1,349	997
Property assets from home purchase mortgage loans to households	2,016	851	357	1,165
Other foreclosed property assets	408	123	52	285
Total property assets	10,333	5,107	3,142	5,226

In addition, the Group holds an ownership interest in Project Quasar investments 2017, S.L. (See Note 3.b) for EUR 1,701 million.

In recent years, the Group has considered foreclosure to be a more efficient method for resolving cases of default than legal proceedings. The Group initially recognises foreclosed assets at the lower of the carrying amount of the debt (net of provisions) and the fair value of the foreclosed asset (less estimated costs to sell).Subsequent to initial recognition, the assets are measured at the lower of fair value (less costs to sell) and the amount initially recognised.

The fair value of this type of assets is determined by the Group’s directors based on evidence obtained from qualified valuers or evidence of recent transactions.

The management of real estate assets on the balance sheet is carried out through companies specializing in the sale of real estate that is complemented by the structure of the commercial network. The sale is realised with levels of price reduction in line with the market situation.

The changes in foreclosed properties were as follows:

	Thousand of
	Million of euros (*)
	2018	2017	2016
Gross additions	0.8	1.4	1.3
Disposals	(1.8)	(1.9)	(1.3)
Difference	(1.0)	(0.5)	—

(*)   Without considering the Blackstone transaction (See Note 3).

3.3. United States

Credit risk at Santander Consumer Holding USA, Inc, increased to EUR 92,152[3] million at the end of December (representing 10% of the Group’s total), is made up of the following business units:

Santander Bank, National Association: business is focused on retail and commercial banking (83%), of which 35% is with individuals and approximately 65% with corporates. One of the main strategic goals is to continue to enhance the wholesale banking business (17%)

[3] Includes EUR 9.5 million of SH USA investment.

The NPL ratio continues to decline, standing at 0.88%  (-33 bp in the year) in December. This reduction is explained by a proactive management of certain exposures and the favourable macro development showed in the improvement of customer’s credit risk profile in corporates and individuals portfolios. The cost of credit remains at stable levels of 0.24% despite the increase in some segment’s coverage ratios.

Information on the estimation of impairment losses

Following is the detail of Santander Bank, National Association exposure and impairment losses associated with each of the stages at December 31, 2018. In addition, depending on the current credit quality of the operations, the exposure is divided into three grades (Investment, speculation and default):

Exposure and impairment loss by stage
(Million of euros)
Credit quality(*)	Stage 1	Stage 2	Stage 3	Total
Investment grade	5,149	—	—	5,149
Speculation grade	60,391	3,784	—	64,175
Default	—	—	448	448
Total Exposure (**)	65,540	3,784	448	69,772
Impairment losses	233	204	105	542

(*)    Detail of credit quality ratings calculated for Group management purposes.

(**) Amortised cost assets + Loans and advances + loan commitments granted.

For the estimation of expected losses, prospective information is taken into account. Specifically, Santander Bank, National Association considers three prospective macroeconomic scenarios, which are updated periodically over a 5-year time horizon. The evolution projected for the next five years of the main macroeconomic indicators used Santander Bank, National Association to estimate expected losses is presented below:

	2019-2023
	Favorable	Base	Unfavorable
Magnitudes	scenario	scenario	scenario
Interest rate	1.30%	2.80%	3.60%
Unemployment rate	6.90%	4.20%	3.80%
House price change	2.20%	3.90%	3.90%
GDP growth	1.50%	2.10%	2.80%

Each of the macroeconomic scenarios is associated with a given probability of occurrence. As for its allocation, Santander Bank, National Association associates the highest weighting to the Base scenario, while associates the lowest weightings to the most extreme scenarios:

Unfavourable scenario	20%
Base scenario	60%
Favourable scenario	20%

In relation to the determination of Stage 2 classification, the quantitative criteria applied at Santander Bank, National Association are based on identifying whether any increase in PD for the expected life of the transaction is greater than a series of absolute thresholds. Each portfolio has a set of thresholds in accordance with the characteristics and credit risk profile of the products composing it, and a transaction is considered to exceed these thresholds when the PD for the entire life of the transaction increases by up to double with respect to that which it had at the time of initial recognition. In addition, Santander Bank, National Association also assesses the risk of its operations by comparing the FICO (Fair Isaac Corporation) rating of each of them at the present time with respect to the one they had at the time of their recognition, establishing a different absolute threshold for each portfolio according to their characteristics.

Additionally, for each portfolio, a series of specific qualitative criteria are defined, which indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the initial recognition. Santander Bank, National Association, among other criteria, considers that a transaction presents a significant increase in risk when it has irregular positions for more than 30 days. These criteria depend on the risk management practices of each portfolio

Santander Consumer USA Holdings Inc. (SC USA): The risk indicators for SC USA are higher than those of the other United States units, due to the nature of its business, which focuses on auto financing through loans and leasing (97%), seeking the optimisation of the returns associated to the risk assumed. SC USA´s lending also includes a smaller personal lending portfolio (3%).

The NPL rate, however, increased to 7.73%, mainly due to the maturity of those loans forborne in 2017 (hurricanes). The cost of credit, at the end of December stood at 10.01% (+17 bp in the year), due to the average investment lower growth as a result of the vintages amortisation from high production exercises (2015), partially mitigated by the increase in recoveries efficiency and the positive evolution of the used car price. The coverage ratio remains at high levels, 155%.

Information on the estimation of impairment losses

Following is a detail of the Santander Consumer USA Holdings Inc. exposure and impairment losses associated with each of the stages at December 31, 2018. In addition, depending on the current credit quality of the operations, the exposure is divided into three grades (Investment, speculation and default):

Exposure and impairment losses by stage
(Million of euros)
Credit Quality (*)	Stage 1	Stage 2	Stage 3	Total
Investment grade	224	—	—	224
Speculation grade	20,313	6,600	—	26,913
Default	—	—	2,218	2,218
Total Exposure (**)	20,537	6,600	2,218	29,355
Impairment losses	824	1,720	667	3,211

(*)    Detail of credit quality ratings calculated for Group management purposes

(**)  Amortised cost assets + Loans and advances + loan commitments granted.

In relation to the methodology used to calculate impairment losses, Santander Consumer USA uses a method for calculating expected losses based on the use of risk parameters: EAD (Exposure at Default), PD (Probability of Default) and LGD (Loss Given Default). The expected loss of an operation is the result of adding the estimated monthly expected losses of the same during its entire life, unless the operation is classified in Stage 1 (on those used for the Santander Corporate Investment Banking portfolios see section 3.5) which will correspond to the sum of the estimated monthly expected losses during the following 12 months.

In general, there is an inverse relationship between credit quality of transactions and projections of impairment losses so that transactions with better credit quality require a lower expected loss. Credit quality of transactions, reflected in the internal rating associated with each transaction or the client, shown in the likelihood of default of the transactions.

For the estimation of expected losses, prospective information should be taken into account. Specifically, Santander Consumer USA Holdings Inc. considers three prospective macroeconomic scenarios, periodically updated over a 5-year time horizon. The evolution projected for the next five years of the main macroeconomic indicators used by in Santander Consumer USA Holdings Inc in the estimation of expected losses is shown below:

	2019-2023
	Pessimistic	Base	Optimistic
Magnitudes	scenario	scenario	scenario
Interest rate	1.30%	2.80%	3.60%
Unemployment rate	6.90%	4.20%	3.80%
Housing price growth	2.20%	3.90%	3.90%
GDP Growth	1.50%	2.10%	2.80%

Each of the macroeconomic scenarios is associated with a given probability of occurrence. Santander Consumer USA Inc. associates the highest weighting to the Base scenario, whereas it associates the lowest weightings to the most extreme or acid scenarios:

Pessimistic scenario	20%
Base scenario	60%
Optimistic scenario	20%

In relation to the classification measurement in Stage 2, the quantitative criteria applied by Santander Consumer USA Inc. are based on identifying whether any increase in PD for the expected life of the transaction exceeds a series of absolute thresholds. Each portfolio has a set of thresholds in accordance with the characteristics and credit risk profile of the products in the portfolio, considering that one transaction exceeds these thresholds when the PD for the entire life of the transaction doubles it in comparison to the one that had at the beginning. In addition, Santander Consumer USA Inc. also assesses the risk of its transactions by comparing the FICO (Fair Isaac Corporation) rating of each of them at the current period, in comparison to what they had at the beginning, establishing different absolute thresholds for each portfolio depending on its characteristics.

Additionally, for each portfolio, a series of specific qualitative criteria are defined, which indicate that the exposure has had a significant increase in credit risk, regardless of the evolution of its PD since the initial recognition. Santander Consumer USA Holdings Inc. among other criteria, considers that a transaction presents a significant increase in risk when it has irregular positions for more than 30 days. These criteria depend on the risk management practices of each portfolio.

3.4. Brazil

Credit risk in Brazil amounts to EUR 82,212 million, representing an increase of 1.4% vs. 2017 due to the depreciation of the Brazilian currency, excluding the exchange rate effect, recorded growth is 13%. Santander Brazil therefore accounts for 9% of the Group’s credit lending.

Santander Brazil is adequately diversified and has an increasingly marked retail profile, with more than 60% of loans extended to individuals, consumer financing and SMEs.

Information on the estimation of impairment losses

The Santander Brazil exposure’s detail and impairment losses associated with each of the stages at December 31, 2018 is presented. In addition, depending on the current credit quality of the operations, the exposure is divided into three grades (Investment, speculation and default):

Exposure and impairment losses
(Million of euros)
Credit Quality(*)	Stage 1	Stage 2	Stage 3	Total
Investment grade	51,150	472	—	51,622
Speculation grade	56,884	5,334	—	62,218
Default	—	—	4,223	4,223
Total Exposure (**)	108,034	5,806	4,223	118,063
Impairment losses	997	768	2,889	4,654

(*)    Detail of credit quality ratings calculated for Group management purposes.

(**)  Amortised cost assets + Loans and advances + loan commitments granted.

For the estimation of expected losses, prospective information is taken into account. Particularly, Santander Brazil considers three prospective macroeconomic scenarios, periodically updated, over a time horizon of 5 years. The evolution projected for the next five years of the main macroeconomic indicators used to estimate the expected losses in Santander Brazil is as follows:

	2019-2023
	Pessimistic	Base	Optimistic
Magnitudes	scenario	scenario	scenario
Interest rate	11.00%	7.70%	6.00%
Unemployment rate	16.30%	9.90%	8.60%
Housing price c	(1.40)%	4.30%	5.90%
GDP Growth	(1.20)%	2.40%	3.50%

Each macroeconomic scenario is associated with a determined likehood of occurrence. Regarding its assignation, Brazil links the highest weight to the base scenario whilst links the lowest weights to the most extreme scenarios:

Pessimistic scenario	10%
Base scenario	80%
Optimistic scenario	10%

With respect to the determination of the classification in Stage 2, the quantitative criteria that are applied are based on identifying whether any increase in the PD for all the expected life of the operation is higher than an absolute threshold. Santander Brazil, for the purposes of a better integration in its portfolio management, has adapted the rating of the operations to PD thresholds, setting out different thresholds for each portfolio according to the characteristics of the operations.

In addition, for every portfolio, a set of specific qualitative criteria are defined to indicate that the exposure to credit risk has significantly risen, regardless of the evolution of its PD since the initial recognition. Santander Brazil, among other criteria, considers that an operations involves a significant increase in risk when it presents irregular positions for more than 30 days, but in Real State, Consigned and Financial portfolios, where, due to their particular attributes, they use a 60 days threshold. Such criteria depend upon each portfolio’s risk management practices.

3.5. Santander Corporate & Investment Banking

The detail of exposure and impairment losses presented for the main geographies includes the portfolios of Santander Corporate & Investment Banking. In this sense, due to the type of customers managed in these portfolios, large multinational companies, the Group uses its own credit risk models. These models are common to different geographies using their own macroeconomic scenarios.

The average projected evolution for the next years of the GDP projected for the next few years is presented, which has been used for the estimation of the expected losses, together with the weighting of each scenario:

	2019-2023
	Pessimistic	Base	Optimistic
Magnitudes	scenario	scenario	scenario
Global GDP Growth	2.7%	3.6%	4.2%

Each macroeconomic scenarios is associated with a determined likehood of occurrence. As for its allocation, Santander Corporate & Investment Banking associates the highest weight with the Base Scenario, while associating the lower weights with the more extreme scenarios.

Pessimistic scenario	20%
Base scenario	60%
Optimistic scenario	20%

4.    Other credit risk aspects

4.1. Credit risk by activity in the financial markets

This section covers credit risk generated in treasury activities with customers, mainly with credit institutions. Transactions are undertaken through money market financial products with different financial institutions and through counterparty risk products which serve the Group’s customer’s needs.

According to regulation (EU) 575/2013, counterparty credit risk is the risk that a client in a transaction could default before the definitive settlement of the cash flows of the transaction. It includes the following types of transactions: derivative instruments, transactions with repurchase commitment, stock and commodities lending, operations with deferred settlement and financing of guarantees.

There are two methodologies for measuring this exposure: (i) mark-to-market (MtM) methodology (replacement value of derivatives) plus potential future exposure (add-on) and (ii) the calculation of exposure using Monte Carlo simulation for some countries and products. The capital at risk or unexpected loss is also calculated, i.e. the loss which, once the expected loss has been subtracted, constitutes the economic capital, net of guarantees and recoveries.

After markets close, exposures are re-calculated by adjusting all transactions to their new time frame, adjusting the potential future exposure and applying mitigation measures (netting, collateral, etc.), so that the exposures can be controlled directly against the limits approved by senior management. Risk control is performed through an integrated system and in real time, enabling the exposure limit available with any counterparty, product and maturity and in any of Santander’s subsidiaries to be known at any time.

4.2. Concentration risk

Concentration risk control is a vital part of management. The Group continuously monitors the degree of concentration of its credit risk portfolios using various criteria: geographical areas and countries, economic sectors and groups of customers.

The board, via the risk appetite framework, determines the maximum levels of concentration. In line with these maximum levels and limits, the executive risk committee establishes the risk policies and reviews the appropriate exposure levels for the adequate management of the degree of concentration in Santander's credit risk portfolios.

The Group is subject to the regulation on large risks contained in the CRR, according to which the exposure contracted by an entity with a customer or group of customers linked among themselves will be considered a large exposure when its value is equal or greater  than 10% of eligible capital. In addition, in order to limit large exposures, no entity can assume exposures exceeding 25% of its eligible capital with a single customer or group of linked customers, after taking into account the credit risk reduction effect contained in the regulation.

Having applied the risk mitigation techniques, no groups triggered these thresholds at the end of December.

Regulatory credit exposure with the 20 largest groups within the scope of large risks represented 4.47% of the outstanding credit risk with customers (lending to customers plus off-balance sheet risks) as of December 2018.

The detail, by activity and geographical area of the counterparty, of the concentration of the Group's risk at December 31, 2018 is as follows:

	12/31/18
			Other EU		Rest of the
Million of euros	Total	Spain	countries	America	world
Central banks and Credit institutions	244,523	60,562	94,532	75,460	13,969
Public sector	177,207	64,528	38,112	67,943	6,624
Of which:
Central government	157,656	53,060	34,497	63,490	6,609
Other central government	19,551	11,468	3,615	4,453	15
Other financial institutions (financial business activity)	102,985	16,378	54,473	25,751	6,383
Non-financial companies and individual entrepeneurs (non-financial business activity) (broken down by purpose)	383,708	126,503	117,261	126,098	13,846
Of which:
Construction and property development	27,699	5,578	4,674	17,311	136
Civil engineering construction	5,606	3,352	1,642	595	17
Large companies	220,192	56,547	72,406	78,850	12,389
SMEs and individual entrepreneurs	130,211	61,026	38,539	29,342	1,304
Households – other (broken down by purpose)	491,836	89,407	276,667	116,686	9,076
Of which:
Residential	314,048	62,232	210,218	40,696	902
Consumer loans	156,806	18,065	64,258	68,872	5,611
Other purposes	20,982	9,110	2,191	7,118	2,563
Total (*)	1,400,259	357,378	581,045	411,938	49,898

(*)    For the purposes of this table, the definition of risk includes the following items in the public balance sheet:

Loans and advances to credit institutions, Loans and advances to Central Banks, Loans and advances to Customers, Debt Instruments, Equity Instruments, trading Derivatives, Hedging derivatives, Investments and financial guarantees given.

4.3. Sovereign risk and exposure to other public sector entities

As a general criteria in the Group, sovereign risk is that related to transactions with a central bank (including the regulatory cash reserve requirement), Treasury issuances risk (public debt portfolio) and that related to transactions with public institutions with the following features: their funds only come from the state’s budgeted income and the activities are of a non-commercial nature.

These criteria, historically used by the Group, differ in some respects from that applied by the European Banking Authority (EBA) for its regular stress exercises. The main differences are that the EBA’s criterion does not include deposits with central banks, exposures with insurance companies, indirect exposures via guarantees and other instruments. On the other hand, the EBA does include public administrations in general (including regional and local bodies), not only the central state sector.

According to the management Group criteria, local sovereign exposure in currencies other than the official currency of the country of issuance is not very significant (EUR 8,901 million, 3.5% of total sovereign risk), and exposure to non-local sovereign issuers involving cross-border risk is even less significant (EUR 3,906 million, 1.5% of total sovereign risk).

Sovereign exposure in Latin America is mostly in local currency, and is recognised in the local accounts and concentrated in short-term maturities with lower interest rate risk and higher liquidity.

The exposure in the table below is disclosed following the latest amendments of the regulatory reporting framework carried out by the EBA, which entered into force in 2018:

	Million of euros
	12/31/18
	Portfolio
				Non-trading
		Financial assets		financial assets
	Financial assets	at fair value	Financial	mandatorily
	designated at fair	through other	assets at	at fair value	Total
	value through profit	comprehensive	amortised	through	net direct
Country	or loss	income	cost	profit or loss	exposure
Spain	1,143	27,078	21,419	—	49,640
Portugal	(43)	4,794	4,002	—	8,753
Italy	(204)	—	465	—	261
Greece	—	—	—	—	—
Ireland	—	—	—	—	—
Rest of eurozone	503	953	1,322	—	2,778
United Kingdom	1,013	1,190	8,666	—	10,869
Poland	2,015	9,203	11	—	11,229
Rest of Europe	—	84	245	—	329
United States	426	6,138	2,113	5	8,682
Brazil	1,839	20,540	3,782	893	27,054
Mexico	3,320	4,279	2,816	—	10,415
Chile	160	1,596	20	—	1,776
Other American countries	103	340	450	—	893
Rest of the world	—	5,688	534	—	6,222
Total	10,275	81,883	45,845	898	138,901

5.    Credit risk management

The credit risk management process consists of identifying, analysing, controlling and deciding on the credit risk incurred by the Group's operations. It considers a holistic view of the credit risk cycle including transaction, customer and portfolio view. Both business and risk areas, together with the senior management participate in the management process.

The identification of credit risk is a key component for the active management and effective control of portfolios. The identification and classification of external and internal risks in each business allows corrective and mitigating measures to be adopted.

5.1. Planning

Identification

Planning allows to set business targets and define specific action plans, within the risk appetite established by the Group. These targets are met by assigning the necessary means (models, resources, systems).

Strategic commercial plans

Strategic commercial plans (SCPs) are a basic management and control tool for the Group’s credit portfolios. The SCPs are prepared jointly by the commercial and risks areas, and define the commercial strategies, risk policies and measures/infrastructures required to meet the annual budget targets. These three factors are considered as a whole, ensuring a holistic view of the portfolio to be planned and allowing a map of all the Group’s credit portfolios to be drawn.

SCP management integration provides at all times an updated view on the credit portfolios quality, allows to measure credit risk, perform internal controls and periodic monitoring of planned strategies, anticipate deviations and identify significant changes in risk and its potential impact, as well as the application of corrective actions.

The SCPs approval corresponds to the risk executive committee or equivalent body of each entity previous to its validation at Group level in the corporate risk executive committee. The periodic monitoring of SCPs is carried out by the same bodies that approve and validate them.

The process pursues the SCPs alignment with the capital objectives of the Group's units.

Scenario analysis

Credit risk scenario analysis enables senior management to better understand the portfolio evolution in the face of market conditions and changes in the environment. It is a key tool for assessing the sufficiency of capital provisions for stress scenarios.

Scenario analysis is applied to all of the Group's significant portfolios, usually over a 3-year horizon. The process involves the following main stages:

•

Definition of benchmark scenarios, either central or most plausible scenarios (baseline), as well as less likely and more adverse economic scenarios (stress scenarios). A global stress scenario is a world crisis situation that impacts each of the countries in which the Group operates. In addition, a local stress scenario impacts in an isolated way some of the main units with a greater degree of stress than the global stress scenario.

•

Determination of risk parameters value (probability of default, loss given default, etc.) for the scenarios defined. These parameters are established using internally developed statistical-econometric models, based on default and historical losses, in relation to historical data for macroeconomic variables taking into consideration a complete economic cycle.

•

Adaptation of the projection methodology to IFRS9, with an impact on the estimation of the expected loss in each of the IFRS9 stages, associated with each of the scenarios put forward, as well as with other important credit risk metrics deriving from the parameters obtained (non-performing loans, provisions, allowances, etc.).

•	Analysis and rationale for the credit risk profile evolution at portfolio, segment, unit and Group levels, in different scenarios and compared to previous years.
•	Integration of management indicators to supplement the analysis of the impact caused by macroeconomic factors on risk metrics.
•	Likewise, the process is completed with a set of controls and backtesting that ensure the adequacy of metrics and calculations.

The entire process takes place within a corporate governance framework, and is adapted to the growing importance of this framework as well as market best practices, assisting the Group's senior management in gathering knowledge for decision making.

5.2 Assessment of the risk and credit rating process

The connection between the credit risk appetite of the Group and management of the credit portfolios is implemented through the SCPs, which define the portfolio and new originations limits in order to anticipate the portfolio risk profile. The transposition and cascading down of the Group's risk appetite framework credit risk metrics, strengthens the existing control over credit portfolios.

The Group has processes that determine the risk that each customer is able to assume. These limits are set jointly by the business and risks areas and have to be approved by the Executive risk committee (or committees in which it has delegated such authority) and reflect the expected results of the business in terms of risk-return.

In order to assign a rating that reflects the credit quality of the customer, the Group uses valuation and parameter estimation models in each of the segments where it operates: SCIB (Santander Corporate & Investment Banking: sovereigns, financial institutions and large corporates), commercial banking, institutions, SMEs and individuals.

The decision models applied are based on credit rating drivers which are monitored and controlled in order to calibrate and precisely adjust the decisions and ratings they assign. Depending on the segment, drivers may be:

•

Rating: resulting from the application of mathematical algorithms incorporating a quantitative model based on balance sheet ratios or macroeconomic variables, and a qualitative module supplemented by the analyst's expert judgement. Used for the SCIB, commercial banking, institutions and SMEs (treated on an individual basis) segments.

•	Scoring: an automatic assessment system for credit applications. It automatically assigns an individual grade to the customer for subsequent decision making.

Parameter estimation models are obtained through econometric statistical models, internally developed, based on historical loss and default of the portfolios for which they are developed and used to calculate the economic and regulatory capital of each portfolio.

Periodic model monitoring and evaluation is carried out, assessing among others, the adequacy of its use, its predictive capacity, correct performance, and level of granularity. In the same way, the existence and compliance of the policies corresponding to each and every segment is verified (these policies enable the execution of business plans defined under the approved risk appetite).

The resulting ratings are regularly reviewed, incorporating the latest available financial information and experience in the development of banking relations. The depth and frequency of the reviews are increased in the case of customers who require a more detailed monitoring or through automatic warnings in the systems.

5.3. Limits, pre-classifications and pre-approvals definition

There are different limit models depending on the segment:

•

Large corporate groups: we use a pre-classification model based on a system for measuring and monitoring economic capital. The result is the level of risk that the Group is willing to assume with a customer/group, in terms of Capital at Risk, nominal CAP, and maximum periods according to the type of transaction (in the case of financial entities, limits are managed through Credit Equivalent Risk (CER). It includes the actual and expected risk with a customer based on its usual operations, always within the limits defined in the risk appetite and established credit policies.

•

Corporates and institutions that meet certain requirements (deep knowledge, rating, etc.): we use a more simplified pre-classification model through an internal limit that establishes a reference of the level of risk to be assumed with the customer. The criteria will include, among others, repayment capacity, debt in the system and the banking pool distribution.

In both cases, transactions over certain thresholds or with specific characteristics might require the approval of an analyst or committee.

•

For individual customers and SMEs with low turnover, large volumes of credit transactions can be managed more easily with the use of automatic decision models for classifying the customer/ transaction binomial.

In specific situations where a series of requirements are met, pre-approved transactions are granted to customers or potential customers (campaigns).

5.4. Transaction decision-making

As a general rule, from a risk admission point of view, the concession criteria are linked to the payment capacity of the borrower to comply, in time and form, with the total of the assumed financial obligations – this does not imply an impediment to requiring a higher level of real or personal guarantees.

The payment capacity will be evaluated based on the funds or net cash flows from the customer´s businesses or usual sources of income, without depending on guarantors or assets given as collateral. Such guarantors or assets should always be considered, when evaluating the approval of the transaction, as a second and exceptional way of recovery in case the first has failed.

In general, a guarantee is defined as a reinforcement measure added to a credit transaction for the purpose of mitigating the loss due to a breach of the payment obligation.

Mitigation techniques implementation follows the minimum requirements established in the guarantee management policy: legal certainty (possibility of legally requiring the settlement of guarantees at all times), the lack of substantial positive correlation between the counterparty and the value of the collateral, the correct documentation of all guarantees, the availability of documentation for the methodologies used for each mitigation technique and appropriate monitoring, traceability and regular control of the goods/assets used for the guarantee.

In Santander we apply several credit risk mitigation techniques on the basis, among other factors, of the type of customer and product. Some are inherent to specific transactions (e.g. real estate guarantees) while others apply to a series of transactions (e.g. derivatives netting and collateral). The different mitigation techniques can be grouped into the following categories:

•	Personal guarantees
•	Guarantees from credit derivatives
•	Real guarantees

Effective guarantees are those real and personal guarantees for which its effectiveness as a credit risk mitigant is proved and whose valuation complies with the established policies and procedures. The analysis of the effectiveness of the guarantees must take into account, among others, the necessary time for the execution and ability to enforce the guarantees.

5.5. Monitoring / Anticipation

Monitoring business performance on a regular basis, and comparing performance against agreed plans is a key risk management activity.

All customers must be monitored on an ongoing and holistic manner that enables the earliest possible detection of any incidents that may arise impacting the customer’s credit rating. Monitoring is carried out through an ongoing review of all customers, assigning a monitoring classification, establishing pre-defined actions associated to each classification and executing specific measures (pre-defined or ad-hoc) to correct any deviations that could have a negative impact for the Group.

In this monitoring, the consideration of forecasts and transactions characteristics throughout its life, is assured. It also takes into consideration any variations that may have occurred in the classification and its adequacy in the moment of the review.

Monitoring is carried out by local and global Risk teams, supplemented by Internal Audit. It is based on customer segmentation:

•

In the SCIB segment, monitoring, in the first instance, is a direct function of both the commercial manager and the risk analyst, who maintain the direct relationship with the customer and manage the portfolio. This function ensures that an up-to-date view of the customers’ credit quality is always available and allows anticipating situations of concern and taking the necessary actions.

•

In the commercial banking, institutions and SMEs with an analyst assigned, the function consists in identifying and tracking customers whose situations require closer monitoring, reviewing ratings and continuously analysing indicators.

•

In the individual customers, businesses and SMEs with low turnover segments monitoring is carried out through automatic alerts for the main indicators, in order to detect shifts in the performance of the loan portfolio with respect to the forecasts in strategic plans.

5.6. Recovery and collections management

Recovery activity is a significant element in the Group’s risk management. This function is carried out by the Recoveries area, which defines a global strategy and an enterprise-wide focus for recovery management.

The Group has a corporate recovery management model that sets the guidelines and general lines of action to be applied in the different countries, taking always into account the local particularities that the recovery activity requires, such as economic environment, business model or a mixture of both.

Recovery has been aligned with the socio-economic reality of the Group's countries and different risk management mechanisms are used with adequate prudential criteria considering unpaid debt conditions.

The diverse features of Santander´s customers make segmentation necessary in order to manage recoveries adequately. Mass management of large groups of customers with similar profiles and products is conducted through processes with a high technological and digital component, while personalised management focuses on customers who, because of their profile, require a specific manager and more customised management.

Recovery management is divided into four stages: irregularity or early non-payment, non-performing loans recoveries, write-offs recoveries and management of foreclosed assets.

The management scope for the recovery function includes non-productive assets (NPAs), corresponding to the forborne portfolios, NPLs, write-off loans and foreclosed assets, where the Group may use mechanisms to rapidly reduce these assets, such as portfolios or foreclosed assets sales. Therefore, the Group is constantly seeking alternative solutions to juridical processes for collecting debt.

In the write-off loans category, debt instruments are included, whether due or not, for which, after an individualised analysis, their recovery is considered remote due to a notorious and unrecoverable impairment of the solvency of the transaction or the holder. Classification in this category involves full cancellation of the gross carrying amount of the loan and it’s derecognition, which does not mean that the Group interrupts negotiations and legal proceedings to recover its amount.

Forborne loan portfolio

The Group has a corporate forbearance policy  which acts as a reference for the different local transpositions of all its subsidiaries. These share the general principles established by the Bank of Spain and the EBA. This policy includes the requirements arising from the implementation of IFRS9.

This policy defines forbearance as the modification of the payment conditions of a transaction to allow a customer who is experiencing financial difficulties (current or foreseeable), to fulfil their payment obligations. If the modification was not made, it would be reasonably certain that the customer would not be able to meet their financial obligations. The modification could be made to the original transaction or through a new transaction replacing the previous one.

In addition, this policy also sets down rigorous criteria for the evaluation, classification and monitoring of such transactions, ensuring the strictest possible care and diligence in their granting and follow up. Therefore, the forbearance transaction must be focused on recovery of the amounts due, the payment obligations must be adapted to the customer's actual situation and losses must be recognised as soon as possible if any amounts are deemed irrecoverable.

Forbearances may never be used to delay the immediate recognition of losses or to hinder the appropriate recognition of risk of default.

Further, the policy defines the classification criteria for the forborne transactions in order to ensure that the risks are suitably recognised, bearing in mind that they must remain classified as non-performing or in watch-list for a prudential period of time (aligned with Regulation EU 680/2014) to attain reasonable certainty that repayment capacity can be recovered.

The forborne portfolio stood at EUR 41,234 million at the end of December. In terms of credit quality, 49% is classified as non-performing loans, with average coverage of 53%  (26% of the total portfolio).

The following terms are used in Bank of Spain Circular 4/2017 of Bank of Spain with the meanings specified:

•

Refinancing transaction: transaction that is granted or used, for reasons relating to current or foreseeable financial difficulties of the borrower, to repay one or more of the transactions granted to it, or through which the payments on such transactions are brought fully or partially up to date, in order to enable the borrowers of the cancelled or refinanced transactions to repay their debt (principal and interest) because they are unable, or might foreseeably become unable, to comply with the conditions thereof in due time and form.

•

Restructured transaction: transaction with respect to which, for economic or legal reasons relating to current or foreseeable financial difficulties of the borrower, the financial terms and conditions are modified in order to facilitate the payment of the debt (principal and interest) because the borrower is unable, or might foreseeably become unable, to comply with the aforementioned terms and conditions in due time and form, even if such modification is envisaged in the agreement.

CURRENT REFINANCING AND RESTRUCTURING BALANCES

	12/31/18
	Total							Of which: Non-performing/Doubtful
							Impairment							Impairment
	Without real guarantee		With real guarantee				of	Without real guarantee		With real guarantee				of
					Maximum amount of the		accumulated					Maximum amount of the		accumulated
					actual collateral that can		value or					actual collateral that can		value or
					be considered.		accumulated					be considered.		accumulated
Amounts in million of euros, except					Real	Rest of	losses in fair					Real	Rest of	losses in fair
number of transactions that are in	Number of	Gross	Number of	Gross	estate	real	value due to	Number of	Gross	Number of	Gross	estate	real	value due to
units.	transactions	amount	transactions	amount	guarantee	guarantees	credit risk	transactions	amount	transactions	amount	guarantee	guarantees	credit risk
Credit entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public sector	37	76	16	18	11	4	6	13	7	9	4	4	—	2
Other financial institutions and: individual shareholder	265	11	135	38	16	15	10	110	3	75	16	9	—	9
Non-financial institutions and individual shareholder	187,192	7,383	44,452	13,039	8,116	1,321	6,339	121,445	4,669	26,122	8,156	5,058	689	5,851
Of which: financing for constructions and property development	426	313	1,889	1,932	1,600	30	620	328	245	1,369	1,329	1,038	28	594
Other warehouses	1,578,622	3,476	824,591	17,193	7,905	4,016	4,352	874,840	1,668	181,469	5,834	3,505	823	2,772
Total	1,766,116	10,946	869,194	30,288	16,048	5,356	10,707	996,408	6,347	207,675	14,010	8,576	1,512	8,634
Financing classified as non-current assets and disposable groups of items that have been classified as held for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—

The transactions presented in the foregoing tables were classified at December 31, 2018 by nature, as follows:

•

Non-performing: Operations that rest on an inadequate payment scheme will be classified within the non-performing category, regardless they include contract clauses that delay the repayment of the operation throughout regular payments or present amounts written off the balance sheet for being considered irrecoverable.

•

Performing: Operations not classifiable as non-performing will be classified within this category. Operations will also will be classified as normal if they have been reclassified from the non-performing category for complying with the specific criteria detailed below:

a)	A period of a year must have expired from the refinancing or restructuring date.
b)

The owner must have paid for the accrued amounts of the capital and interests, thus reducing the rearranged capital amount, from the date when the restructuring of refinancing operation was formalised.

c)	The owner must not have any other operation with amounts past due by more than 90 days on the date of the reclassification to the normal risk category.

The table below shows the changes in 2018 in the forborne loan portfolio:

Million of euros	2018	2017
Beginning balance	36,164	37,365
Refinancing and restructuring of the period	10,191	12,675
Memorandum item: impact recorded in the income statement for the period	2,659	2,406
Debt repayment	(11,126)	(9,107)
Foreclosure	(731)	(950)
Derecognised from the consolidated balance sheet	(3,660)	(5,334)
Others variations	(311)	1,515
Balance at end of year	30,527	36,164

51% of the forborne loan transactions are classified as other than non-performing. Particularly noteworthy are the level of existing guarantees (52% of transactions are secured by collateral) and the coverage provided by specific allowances (representing 26% of the total forborne loan portfolio and 42% of the non-performing portfolio).

c)  Trading market risk, structural and liquidity risk

Activities subject to market risk and types of market risk

The perimeter of activities subject to market risk involves operations where patrimonial risk is assumed as a consequence of variations in market factors. Thus they include trading risks and also structural risks, which are also affected by market shifts.

This risk arises from changes in risk factors - interest rates, inflation rates, exchange rates, stock prices, credit spreads, commodity prices and the volatility of each of these elements - as well as from the liquidity risk of the various products and markets in which the Group operates, and balance sheet liquidity risk:

•

Interest rate risk is the possibility that changes in interest rates could adversely affect the value of a financial instrument, a portfolio or the Group as a whole. It affects loans, deposits, debt securities, most assets and liabilities in the trading books and derivatives, among others.

•

Inflation rate risk is the possibility that changes in inflation rates could adversely affect the value of a financial instrument, a portfolio or the Group as a whole. It affects instruments such as loans, debt securities and derivatives, where the return is linked to inflation or to a change in the actual rate.

•

Exchange rate risk is the sensitivity of the value of a position in a currency other than the base currency to a movement in exchange rates. Hence, a long or open position in a foreign currency will produce a loss if that currency depreciates against the base currency. Among the exposures affected by this risk are the Group’s investments in subsidiaries in non-euro currencies, as well as any foreign currency transactions.

•

Equity risk is the sensitivity of the value of positions in equities to adverse movements in market prices or expectations of future dividends. Among other instruments, this affects positions in shares, stock market indices, convertible bonds and derivatives using shares as the underlying asset (put, call, equity swaps, etc.).

•

Credit spread risk is the risk or sensitivity of the value of positions in fixed income securities or in credit derivatives to movements in credit spread curves or in recovery rates associated with issuers and specific types of debt. The spread is the difference between financial instruments listed with a margin over other benchmark instruments, mainly the interest rate risk of Government bonds and interbank interest rates.

•

Commodities price risk is the risk derived from the effect of potential changes in commodities prices. The Group’s exposure to this risk is not significant and is concentrated in derivative transactions on commodities with customers.

•

Volatility risk is the risk or sensitivity of the value of a portfolio to changes in the volatility of risk factors: interest rates, exchange rates, shares, credit spreads and commodities. This risk is incurred by all financial instruments where volatility is a variable in the valuation model. The most significant case is the financial options portfolio.

All these market risks can be partly or fully mitigated by using options, futures, forwards and swaps.

In addition to the above market risks, balance sheet liquidity risk must also be considered. Unlike market liquidity risk, balance sheet liquidity risk is defined as the possibility of not meeting payment obligations on time, or doing so at excessive cost. Among the losses caused by this risk are losses due to forced sales of assets or margin impacts due to the mismatch between expected cash inflows and outflows.

1.    Trading market risk management

The Group's trading risk profile remained moderately low in 2018, in line with previous years, due to the fact that the Group’s activity has traditionally focused on providing services to its customers, with only limited exposure to complex structured assets, as well as geographic diversification and risk factors.

The standard methodology Santander Group applies to trading activities is Value at Risk (VaR), which measures the maximum expected loss with a certain confidence level and time frame. The standard for historic simulation is a confidence level of 99% and a time frame of one day. Statistical adjustments are applied enabling the most recent developments affecting the levels of risk assumed to be incorporated efficiently and on a timely manner. A time frame of two years or at least 520 days from the reference date of the VaR calculation is used. Two figures are calculated every day: one applying an exponential decay factor that accords less weight to the observations furthest away in time and another with the same weight for all observations. The higher of the two is reported as the VaR.

The detail of the metrics risk related to the Group’s balance sheet items as of December 31, 2018 is as follows:

	Balance
	sheet	Main market risk metric
Million of euros	amount	VaR	Other	Main risk factor for "Other" balance
Assets subject to market risk
Cash, cash balances at central banks and other deposits on demand	113,663	—	113,663	Interest rate
Financial assets held for trading	92,879	92,140	739	Interest rate, spread
Non-trading financial assets mandatorily at fair value through profit or loss	10,730	9,327	1,403	Interest rate, Equity market
Financial assets designated at fair value through profit or loss	57,460	56,584	876	Interest rate
Financial assets designated at fair value through other comprehensive income	121,091	—	121,091	Interest rate, spread
Financial assets at amortised cost	946,099	—	946,099	Interest rate
Hedging derivatives	8,607	8,586	21	Interest rate, exchange rate
Changes in the fair value of hedged items in portfolio hedges of interest risk	1,088	—	1,088	Interest rate
Other assets	107,654	—	—
Total Assets	1,459,271	—	—
Liabilities subject to market risk
Financial liabilities held for trading	70,343	70,054	289	Interest rate, spread
Financial liabilities designated at fair value through profit or loss	68,058	67,909	149	Interest rate
Financial liabilities at amortised cost	1,171,630	—	1,171,630	Interest rate, spread
Hedging derivatives	6,363	6,357	6	Interest rate, exchange
Changes in the fair value of hedged items in portfolio hedges of interest rate risk	303	—	303	Interest rate
Other liabilities	35,213	—	—
Total liabilities	1,351,910
Equity	107,361	—	—

VaR during 2018 fluctuated between EUR 16.6 million and EUR 6.4 million (2017: 9.7 and 63.2). The most significant changes were related to variations in exchange and interest rate exposures and also market volatility.

The average VaR in 2018 was EUR 9.7 million, slightly lower than in the two previous years (EUR 21.5 million in 2017).

The following table shows the average and latest values of Var at 99% by risk factor in the last three years as well as the minimum and maximum values.

Total VaR trading (Derivatives: VaR risk per factor of risk)

Million of euros. Structural VaR 99% with a temporary horizon one day.

	2018				2017		2016
Million of euros	Min	Average	Max	Latest	Average	Latest	Average	Latest
Total	6.4	9.7	16.6	11.3	21.5	10.2	18.3	17.9
Diversification effect	(3.3)	(9.3)	(18.7)	(11.5)	(8.0)	(7.6)	(10.3)	(9.6)
Interest rate	5.9	9.4	15.5	9.7	16.2	7.9	15.5	17.9
Equities	0.8	2.4	6.3	2.8	3.0	1.9	1.9	1.4
Exchange rate	1.6	3.9	11.4	6.2	6.6	3.3	6.9	4.8
Credit spread	1.0	3.4	13.0	4.1	3.6	4.6	4.2	3.3
Commodities	0.0	0.0	0.4	0.0	0.0	0.0	0.1	0.1

The Group continues to have a very limited exposure to instruments or complex structured assets, a management culture for which prudence in risk management is one of its hallmarks in risk management. In both cases, the exposure has reduced comparing with the previous year, for which the Group has:

•

Hedge funds: the total exposure is not significant (EUR 28 million at close of December 2018) and is all indirect, acting as counterparty in derivatives transactions. The risk with this type of counterparty is analysed case by case, establishing percentages of collateralisation on the basis of the features and assets of each fund.

•

Monolines: exposure to bond insurance companies as of December 2018 was EUR 24 million, all of it indirect, by virtue of the guarantee provided by this type of entity for various financing or traditional securitisation transactions. The exposure in this case is to double default, as the primary underlying assets are of high credit quality.

The Group’s policy for approving new transactions related to these products remains very prudent and conservative. It is subject to strict supervision by the Group’s senior management. Before approving a new transaction, product or underlying asset, the Risk division verifies:

•	The existence of an appropriate valuation model to monitor the value of each exposure: mark-to-market, mark-to-model or mark-to-liquidity.
•	The availability in the market of observable data (inputs) needed to apply this valuation model.

And provided these two conditions are met:

•	The availability of adequate systems, duly adapted to calculate and monitor every day the results, positions and risks of new transactions.
•	The degree of liquidity of the product or underlying asset, in order to make possible their coverage when deemed appropriate.

Calibration and test measures

Actual losses can differ from those forecast by VaR for various reasons related to the limitations of this metric which are detailed later in the section of methodologies. The Group regularly analyses and contrasts the accuracy of the VaR calculation model in order to confirm its reliability.

The most important test consists of backtesting exercises, analysed at the local and global levels and in all cases with the same methodology. Backtesting consists of comparing forecast VaR measurements, with a certain level of confidence and time frame, with actual losses obtained in the same time frame. This enables anomalies in the VaR model of the portfolio in question to be detected (for example, shortcomings in the parameterisation of the valuation models of certain instruments, not very adequate proxies, etc.).

The Group calculates and evaluates three types of backtesting:

•

“Clean” backtesting: the daily VaR is compared with the results obtained without taking into account intraday results or changes in the portfolio's positions. This method compares the effectiveness of the individual models used to assess and measure the risks of positions.

•	Backtesting on complete results: daily VaR is compared with the day's net results, including the results of intraday transactions and those generated by fees and commissions.
•

Backtesting on complete results without mark-ups or fees: the daily VaR is compared to the day’s net results from intraday transactions but excluding those generated by mark-ups and fees. This method aims to give an idea of the intraday risk assumed by Group treasuries.

For the first case and for the total portfolio, there were three exceptions of Value at Earnings (VaE) at 99% in 2018 (day on which daily profit was higher than VaE) on 21 and 30 August and 8 October, caused by strong shifts in the exchange rates of emerging economies.

There were also one exception to VaR at 99% (day on which the daily loss was higher than the VaR) on the 29 May, due to the rise in market volatility caused by political instability in Europe, and on 15 and 29 October due to the strong variations in the exchange rates and interest rates in Brazil and Mexico motivated by the general elections volatility.

The number of exceptions which occurred is consistent with the assumptions specified in the VaR calculation model.

2.    Structural balance sheet risks[4]

2.1. Main aggregates and variations

The market risk profile inherent in Grupo Santander’s balance sheet, in relation to its asset volumes and shareholders’ funds, as well as the budgeted financial margin, remained moderate in 2018, in line with previous years.

Structural VaR

A standardised metric such as VaR can be used for monitoring total market risk for the banking book, excluding the trading activity of SCIB, distinguishing between fixed income (considering both interest rates and credit spreads on ALCO portfolios), exchange rates and equities.

In general the structural VaR is not significant according to the assets amounts or capital of the Group:

Structural VaR

Million of euros. Structural VaR 99% with a temporary horizon of one day.

	2018				2017		2016
	Min	Average	Max	Latest	Average	Latest	Average	Latest
Structural VaR	485.0	568.5	799.4	556.8	878.0	815.7	869.3	922.1
Diversification effect	(319.7)	(325.0)	(355.4)	(267.7)	(337.3)	(376.8)	(323.4)	(316.6)
VaR interest rate (*)	301.3	337.1	482.5	319.5	373.9	459.6	340.6	327.2
VaR exchange rate	323.3	338.9	386.2	324.9	546.9	471.2	603.4	588.5
VaR equities	180.1	217.6	286.1	180.1	294.5	261.6	248.7	323.0

(*)     Includes credit spread VaR on ALCO portfolios.

Structural interest rate risk

•	Europe and the United States

The main balance sheets, the Parent, United Kingdom and United States, in mature markets and in a low interest rate setting, usually show positive sensitivities to interest rates in economic value of equity and interest income/ (charges).

[4] Includes the total balance sheet, except for financial assets and liabilities held for trading.

Exposure levels in all countries are moderate in relation to the annual budget and capital levels.

At the end of December 2018, risk on interest income/ (charges) over one year , measured as sensitivity to parallel changes in the worst case scenario of ±100 basis points, was concentrated in the euro, at EUR 269 million, the pound sterling, at EUR 203 million, the US dollar, with EUR 130million, and the Polish zloty, at EUR 53 million.

•	Latin America

Latin American balance sheets are usually positioned for interest rate cuts for both economic value and interest income/ (charges), except for interest income/ (charges) in Mexico, where liquidity excess is invested in the short term in the local currency.

In 2018, exposure levels in all countries were moderate in relation to the annual budget and capital levels.

At the end of December, risk on interest income/ (charges) over one year, measured as sensitivity to parallel changes in the worst case scenario of ±100 basis points, was concentrated in three countries: Brazil (EUR 45 million), Chile (EUR 35 million) and Mexico (EUR 12 million).

Risk to the economic value of equity over one year, measured as sensitivity to parallel ± 100 basis point movements in the worst case scenario, was also concentrated in Brazil (EUR 419 million), Chile (EUR 219 million) and Mexico (EUR 172 million).

•	VaR of on-balance-sheet structural interest rate risk

In addition to sensitivities to interest rate movements (in which, assessments of  ±100 bp movements are complemented by assessments of +/-25 bp,  +/-50 bp and +/-75 bp movements to give a fuller understanding of risk in countries with very low rates), the Group also uses other methods to monitor structural balance sheet risk from interest rates movements: these include scenario analysis and VaR calculations, applying a similar methodology to that used for trading portfolios.

Structural interest rate risk, measured in terms of VaR at one-day and at 99%, averaged EUR 352.5 million in September 2018. It is important to note the high level of diversification between the balance sheets of Europe and United States and those of Latin America.

Structural foreign currency risk/hedges of results

Structural exchange rate risk arises from Group transactions in foreign currencies, mainly related to permanent financial investments, results and the hedging of both.

This management is dynamic and seeks to limit the impact on the core capital ratio from exchange rates movements. In 2018, hedging levels of the core capital ratio for foreign exchange rate risk were maintained near 100%.

At the end of 2018, the largest exposures of permanent investments (with their potential impact on equity) were, in the following order, in Brazilian real, US dollars, UK pounds sterling, Chilean pesos, Mexican pesos and Polish zlotys. The Group hedges some of these positions of a permanent nature with foreign exchange-rate derivatives.

In addition, the financial area is responsible for managing foreign exchange rate risk for the Group’s expected results and dividends in units where the base currency is not the euro.

Structural equity risk

The Group maintains equity positions in its banking book in addition to those of the trading portfolio. These positions are maintained as equity instruments or as investments, depending on the percentage or control.

The equity portfolio available for the banking book at the end of December 2018 was diversified in securities in various countries, mainly Spain, China, Morocco, Netherlands and Poland. Most of the portfolio is invested in financial activities and insurance sectors. Among other sectors, to a lesser extent, are for example real estate activities or public administration.

Structural equity positions are exposed to market risk. VaR is calculated for these positions using market price data series or proxies. As of the end of December 2018, the VaR at 99% with a one day time frame was EUR 180.1 million (EUR 261.6 and EUR 323 million at the end of 2017 and 2016, respectively).

2.2. Methodologies

Structural interest rate risk

The Group analyses the sensitivity of its interest income/ (charges) and equity value to changes in interest rates. This sensitivity arises from differences in maturity dates and interest rate repricing gaps in the various balance sheet items.

Taking into consideration the balance-sheet interest rate position and the market situation and outlook, the necessary financial actions are adopted to align this position with that desired by the Group. These measures can range from opening positions on markets to the definition of the interest rate features of commercialised products.

The metrics used by the Group to control interest rate risk in these activities are the repricing gap, the sensitivity of net interest margin and market value of equity to changes in interest rates, the duration of capital and value at risk (VaR) for economic capital calculation purposes.

Structural exchange-rate risk/hedging of results

These activities are monitored via position measurements, VaR and results, on a daily basis.

Structural equity risk

These activities are monitored via position measurements, VaR and results, on a monthly basis.

3.   Liquidity risk

Structural liquidity management aims to fund the Group’s recurring activity optimising maturities and costs, while avoiding taking on undesired liquidity risks.

Santander’s liquidity management is based on the following principles:

•	Decentralised liquidity model.
•	Medium- and long-term funding needs must be covered by medium- and long-term instruments.
•	High contribution from customer deposits due to the retail nature of the balance sheet.
•	Diversification of wholesale funding sources by instruments/investors, markets/currencies and maturities.
•	Limited recourse to short-term.
•	Availability of sufficient liquidity reserves, including standing facilities/discount windows at central banks to be used in adverse situations.
•	Compliance with regulatory liquidity requirements both at Group and subsidiary level, as a new factor conditioning management.

The effective application of these principles by all institutions comprising the Group required the development of a unique management framework built upon three essential pillars:

A solid organisational and governance model that ensures the involvement of the subsidiaries’ senior management in decision-taking and its integration into the Group’s global strategy. The decision-making process for all structural risks, including liquidity and funding risk, is carried out by Local Asset and Liability Committees (ALCO) in coordination with the Global ALCO, which is the body empowered by Banco Santander’s board in accordance with the corporate Asset and Liability Management (ALM) framework.

This governance model has been reinforced as it has been included within the Santander Risk Appetite Framework. This framework meets the demands of regulators and market players emanating from the financial crisis to strengthen banks’ risk management and control systems.

In-depth balance sheet analysis and measurement of liquidity risk, supporting decision-taking and its control. The objective is to ensure the Group maintains adequate liquidity levels necessary to cover its short- and long-term needs with stable funding sources, optimising the impact of their costs on the income statement.

The Group’s liquidity risk management processes are contained within a conservative risk appetite framework established in each geographic area in accordance with its commercial strategy. This risk appetite establishes the limits within which the subsidiaries can operate in order to achieve their strategic objectives. Management adapted in practice to the liquidity needs of each business. Every year, based on business needs, a liquidity plan is developed which seeks to achieve:

•	A solid balance sheet structure, with a diversified presence in the wholesale markets;
•	The use of liquidity buffers and limited encumbrance of assets;
•	Compliance with both regulatory metrics and other metrics included in each entity’s risk appetite statement.

Over the course of the year, all dimensions of the plan are monitored.

The Group continues developing the ILAAP (Internal Liquidity Adequacy Assessment Process), an internal self-assessment of liquidity adequacy which must be integrated into the Group’s other risk management and strategic processes. It focuses on both quantitative and qualitative matters and is used as an input to the SREP (Supervisory Review and Evaluation Process). The ILAAP evaluates the liquidity position both in ordinary and stressed scenarios.

iii.Asset encumbrance

It is important to note the Group's moderate use of assets as security for structural balance-sheet funding sources.

Following the guidelines laid down by the European Banking Authority (EBA) in 2014, the concept of asset encumbrance includes both on-balance-sheet assets provided as security in transactions to obtain liquidity and off-balance-sheet assets that have been received and re-used for the same purpose, as well as other assets associated with liabilities for reasons other than funding.

The residual maturities of the liabilities associated with the assets and guarantees received and committed are presented below, as of 31 of December of 2018 (thousand of million of euros)

			>1month	>3months	>1year	>2years	3years	5years
Residual maturities of the liabilities	unmatured	<=1month	<=3months	<=12months	<=2years	<=3years	<=5years	<=10years	>10years	TOTAL
Committed assets	28.5	53.7	11.9	29.0	78.6	55.4	28.1	20.4	16.5	322.2
Guarantees received	24.6	15.8	10.7	10.3	1.8	1.8	1.7	1.8	1.1	69.6

The reported Group information as required by the EBA at 2018 year-end is as follows:

On-balance-sheet encumbered assets

				Carrying
		Fair Value of	Fair Value of	amount of non-‑
	Carrying amount of	encumbered	non-encumbered	encumbered
Thousand of million of euros	encumbered assets	assets	assets	assets
Loans and advances	214.6		855.0	—
Equity instruments	4.2	4.2	10.7	10.7
Debt securities	76.3	76.3	114.8	114.8
Other assets	27.1		156.6	—
Total assets	322.2		1,137.1	—

Encumbrance of collateral received

		Fair value of
	Fair value of	collateral received
	encumbered	or own debt
	collateral received	securities issued
	or own debt	available for
Thousand of million of euros	securities issued	encumbrance
Collateral received	69.6	48.9
Loans and advances	—	—
Equity instruments	2.7	6.0
Debt securities	65.0	42.9
Other collateral received	1.9	—
Own debt securities issued other than own covered bonds or ABSs	—	1.4

Encumbered assets and collateral received and matching liabilities

Assets, collateral received
	Matching liabilities,	and own debt securities
	contingent liabilities or	issued other than covered bonds
Thousand of million of euros	securities lent	and ABSs encumbered
Total sources of encumbrance (carrying amount)	301.6	391.8

On-balance-sheet encumbered assets amounted to EUR 322.2 thousand million, of which 67% are loans (mortgage loans, corporate loans, etc.). Off-balance-sheet encumbered assets amounted to EUR 69.6 thousand million, relating mostly to debt securities received as security in asset purchase transactions and re-used. Taken together, these two categories represent a total of EUR 391.8 thousand million of encumbered assets, which give rise to EUR 301.6 thousand million matching liabilities.

As of December 2018, total asset encumbrance in funding operations represented 24.8% of the Group’s extended balance sheet under EBA criteria (total assets plus guarantees received: EUR 1.5878 thousand million as of December 2018). This percentage is similar to the values presented by the Group before the acquisition of Banco Popular Español, S.A.U. in 2017.

Lastly, regard should be had to the different sources of encumbrance and the role they play in the Group’s funding:

•

51.5 % of total encumbered assets relate to security provided in medium- and long-term financing transactions (with residual maturity of more than one year) to fund the commercial balance-sheet activity. This places the level of asset encumbrance in “structural” funding transactions at 12.8% of the expanded balance sheet under EBA standards.

•

The other 48.5 % relate to transactions in the short-term market (with residual maturity of less than one year) or to security provided in derivative transactions whose purpose is not to fund the ordinary business activity but rather to ensure efficient short-term liquidity management.

d) Capital risk

The capital risk function, as second line of defence carries out the control and supervision of the capital activities developed by the first line of defence, which independently challenges mainly through the following processes:

•	Supervision of capital planning and adequacy exercises through a review of all their components (balance sheet, profit and loss account, risk-weighted assets and available capital).
•

Ongoing supervision of measurement of the Group’s regulatory capital by identifying the key metrics for the calculation, setting tolerance levels for identified metrics and reviewing their consumption and the consistency of the calculations,  including single transactions with a capital impact.

The function is designed to carry out full and regular monitoring of capital risk by verifying that capital is sufficient and adequately covered in accordance with the Group's risk profile.

The Group commands a sound solvency position, above the levels required by regulators and by the European Central bank.

At 1 March 2019, at a consolidated level, the Group must maintain a minimum capital ratio of 9.70% of CET1 fully loaded (4.5% being the requirement for Pillar I, 1.5% being the requirement for Pillar 2R (requirement), 2.5% being the requirement for capital conservation buffer, 1% being the requirement for G-SIB and 0.20% being the requirement for anti-cyclical capital buffer). Santander Group must also maintain a minimum capital ratio of 1.5% of Tier 1 fully loaded and a minimum total ratio of 13.20% fully loaded.

Regulatory capital

In 2018, the solvency target set was achieved. Santander’s CET1 fully loaded ratio stood at 11.30% at the close of the year, demonstrating its organic capacity to generate capital. The key regulatory capital figures are indicated below:

Reconciliation of accounting capital with regulatory capital (Million of euros)

	2018	2017
Subscribed capital	8,118	8,068
Share premium account	50,993	51,053
Reserves	53,988	52,577
Treasury shares	(59)	(22)
Attributable profit	7,810	6,619
Approved dividend	(2,237)	(2,029)
Shareholders’ equity on public balance sheet	118,613	116,265
Valuation adjustments	(22,141)	(21,777)
Non-controlling interests	10,889	12,344
Total Equity on public balance sheet	107,361	106,833
Goodwill and intangible assets	(28,644)	(28,537)
Eligible preference shares and participating securities	9,754	7,635
Accrued dividend	(1,055)	(968)
Other adjustments (*)	(9,700)	(7,679)
Tier 1 (Phase-in)	77,716	77,283

(*)    Fundamentally for non-computable non-controlling interests and deductions and reasonable filters in compliance with CRR.

The following table shows the Phase-in capital coefficients and a detail of the eligible internal resources of the Group:

	2018	2017
Capital coefficients
Level 1 ordinary eligible capital (million of euros)	67,962	74,173
Level 1 additional eligible capital (million of euros)	9,754	3,110
Level 2 eligible capital (million of euros)	11,009	13,422
Risk-weighted assets (million of euros)	592,319	605,064
Level 1 ordinary capital coefficient (CET 1)	11.47%	12.26%
Level 1 additional capital coefficient (AT1)	1.65%	0.51%
Level 1 capital coefficient (TIER1)	13.12%	12.77%
Level 2 capital coefficient (TIER 2)	1.86%	2.22%
Total capital coefficient	14.98%	14.99%

Eligible capital (Million of euros)

	2018	2017
Eligible capital
Common Equity Tier I	67,962	74,173
Capital	8,118	8,068
(-) Treasure shares and own shares financed	(64)	(22)
Share Premium	50,993	51,053
Reserves	55,036	52,241
Other retained earnings	(23,022)	(22,363)
Minority interests	6,981	7,991
Profit net of dividends	4,518	3,621
Deductions	(34,598)	(26,416)
Goodwill and intangible assets	(28,644)	(22,829)
Others	(5,954)	(3,586)
Additional Tier I	9,754	3,110
Eligible instruments AT1	9,666	8,498
T1-excesses-subsidiaries	88	347
Residual value of dividends	—	(5,707)
Others	—	(27)
Tier II	11,009	13,422
Eligible instruments T2	11,306	9,901
Gen. funds and surplus loans loss prov. IRB	—	3,823
T2-excesses - subsidiaries	(297)	(275)
Others	—	(27)
Total eligible capital	88,725	90,706

Note: Santander Bank and its affiliates had not taken part in any State aid programmes.

Leverage ratio

The leverage ratio has been defined within the regulatory framework of Basel III as a measure of the capital required by financial institutions not sensitive to risk. The Group performs the calculation as stipulated in CRD IV and its subsequent amendment in EU Regulation no. 573/2013 of 17 January 2015, which was aimed at harmonising calculation criteria with those specified in the BCBS “Basel III leverage ratio framework” and “Disclosure requirements” documents.

This ratio is calculated as Tier 1 capital divided by leverage exposure. Exposure is calculated as the sum of the following items:

•	Accounting assets, excluding derivatives and items treated as deductions from Tier 1 capital (for example, the balance of loans is included, but not that of goodwill).
•	Off-balance-sheet items (mainly guarantees, unused credit limits granted and documentary credits) weighted using credit conversion factors.
•	Inclusion of net value of derivatives (gains and losses are netted with the same counterparty, minus collaterals if they comply with certain criteria) plus a charge for the future potential exposure.
•	A charge for the potential risk of security funding transactions.
•	Lastly, it includes a charge for the risk of credit derivative swaps (CDS).

The European Commission’s proposals to modify CRR and CRD IV on 23 November 2016, foresee a mandatory requirement of a 3% leverage ratio for Tier 1 capital, which would be added to the own funds requirements in the article 92 of the CRR. The proposals for the Commission’s modification also point to the possibility of introducing a buffer of leverage ratio for global systemic entities in the future.

Million of euros	12/31/18	12/31/17
Leverage
Level 1 Capital	77,716	77,283
Exposure	1,489,094	1,463,090
Leverage Ratio	5.22%	5.28%

Global systemically important banks

The Group is one of 30 banks designated as global systemically important banks (G-SIBs).

The designation as a systemically important entity is based on the measurement set by regulators (the FSB and BCBS), based on 5 criteria (size, cross-jurisdictional activity, interconnectedness with other financial institutions, substitutability and complexity).

This definition means it has to fulfil certain additional requirements, which consist mainly of a capital buffer (1%), in TLAC requirements (total loss absorbing capacity), that we have to publish relevant information more frequently than other banks, greater regulatory requirements for internal control bodies, special supervision and drawing up of special reports to be submitted to supervisors.

The fact that Grupo Santander has to comply with these requirements makes it a more solid bank than its domestic rivals.